UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2024

SONOMA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5445 Conestoga Court, Suite 150

Boulder, CO 80301

(Address of principal executive offices)

(Zip Code)

(800) 759-9305

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	SNOA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, effective August 19, 2024, we entered into a distribution agreement (the “Agreement”) with Medline Industries, LP (“Medline”), for the marketing and distribution of our wound care products in the United States. The Agreement is for an initial term of five years, subject to automatic one-year renewal periods.

On October 17, 2024, we entered into Amendment No. 1 to the Distribution Agreement (the “Amendment”), which allows Medline to also sell our wound care products in Canada, as well as to sell additional over-the-counter wound care products to retailers in both countries.

The foregoing description of the Amendment and the Agreement is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K, and the Agreement, a redacted copy of which was filed as Exhibit 10.1 to our Current Report on Form 8-K on August 21, 2024.

Item 8.01	Other Events.

Attached is the updated investor presentation of Sonoma Pharmaceuticals, Inc. and its affiliates (the “Company”). The presentation materials are filed hereto as Exhibit 99.1.

Except for historical information herein, matters set forth in this report are forward-looking within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements about the commercial and technology progress and future financial performance of the Company.

These forward-looking statements are identified by the use of words such as “will,” “develop,” “project,” “expect,” and “expand,” among others. Forward-looking statements in this report are subject to certain risks and uncertainties inherent in the Company’s business that could cause actual results to vary, including such risks that regulatory clinical and guideline developments may change, scientific data may not be sufficient to meet regulatory standards or receipt of required regulatory clearances or approvals, clinical results may not be replicated in actual patient settings, protection offered by the Company’s patents and patent applications may be challenged, invalidated or circumvented by its competitors, the available market for the Company’s products will not be as large as expected, the Company’s products will not be able to penetrate one or more targeted markets, revenues will not be sufficient to meet the Company’s cash needs, fund further development, as well as uncertainties relative to the COVID-19 pandemic and economic development, varying product formulations and a multitude of diverse regulatory and marketing requirements in different countries and municipalities, and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any obligation to update these forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1†*	Amendment No. 1 to Distribution Agreement, dated October 17, 2024, by and between Sonoma Pharmaceuticals, Inc. and Medline Industries, LP.
10.2 †*	Distribution Agreement, dated August 19, 2024, by and between Sonoma Pharmaceuticals, Inc. and Medline Industries, LP (included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 21, 2024, and incorporated herein by reference).
99.1	Investor Presentation as of October 22, 2024.
104	Cover Page Interactive Data File (formatted in Inline XBRL in Exhibit 101).

 ___________________

†	Certain portions of the agreement have been omitted to preserve the confidentiality of such information. The Company will furnish copies of any such information to the SEC upon request.
*	Some exhibits or schedules to the agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of any such schedule or exhibit to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOMA PHARMACEUTICALS, INC.

Date: October 22, 2024	By:	/s/ Amy Trombly
	Name: Title:	Amy Trombly Chief Executive Officer

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